Exhibit 99.2
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
The accompanying unaudited pro forma condensed consolidated financial statements of A. H. Belo Corporation and subsidiaries (the “Company”) were derived from the Company’s historical consolidated financial statements. The unaudited pro forma balance sheet as of September 30, 2013, was adjusted to reflect to the disposition of the assets and operations related to the sale of The Press‑Enterprise to Freedom Communications Holdings, Inc. on November 21, 2013, as though the disposition occurred on September 30, 2013. The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2012, 2011 and 2010, include pro forma adjustments that reflect the sale of the press equipment and the five-story office building which occurred in the third quarter of 2013, and the disposition of the assets and operations related to the sale of The Press‑Enterprise on November 21, 2013. These financial statements were prepared as though the disposition occurred on January 1, 2010.
The unaudited pro forma condensed consolidated financial statements are furnished for informational purposes only and do not purport to reflect the Company’s financial position and results of operations had the dispositions occurred on the dates as indicated above. Further, these financial statements are not necessarily indicative of the Company’s future financial position and future results of operations and should be read in conjunction with the historical financial statements of the Company included in its Annual Report on Form 10‑K for the year ended December 31, 2012, and its Quarterly Report on Form 10‑Q for the nine months ended September 30, 2013.
The Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2013, filed with the Securities and Exchange Commission on November 13, 2013, reported the assets and operations related to The Press‑Enterprise as a discontinued operation of A. H. Belo Corporation. Accordingly, a proforma statement of operation is not required for this period as net income (loss) from continuing operations attributable to A. H. Belo Corporation excludes the effect of the transactions as described in Item 2.01 to this Current Report on Form 8-K.

A. H. Belo Corporation and Subsidiaries
Pro Forma Condensed Consolidated Balance Sheet

	September 30, 2013
In thousands, except share amounts (unaudited)	Historical	Pro Forma Adjustments		Pro Forma
Assets
Current assets:
Cash and cash equivalents	$56,436	$25,539	(a)	$81,975
Accounts receivable	34,375	—		34,375
Inventories	8,496	—		8,496
Prepaids and other current assets	7,140	—		7,140
Deferred income taxes, net	128	—		128
Assets of discontinued operations	18,347	(18,347)	(b)	—
Total current assets	124,922	7,192		132,114
Property, plant and equipment, at cost	544,413	—		544,413
Less accumulated depreciation	(444,846)	—		(444,846)
Property, plant and equipment, net	99,567	—		99,567
Intangible assets, net	6,466	—		6,466
Goodwill	24,582	—		24,582
Investments	9,834	—		9,834
Deferred income taxes, net	646	—	(c)	646
Other assets	4,557	—		4,557
Total assets	$270,574	$7,192		$277,766
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$15,376	$—		$15,376
Accrued compensation and benefits	14,073	—		14,073
Other accrued expense	4,262	4,071	(d)	8,333
Advance subscription payments	19,562	—		19,562
Liabilities of discontinued operations	7,153	(7,153)	(b)	—
Total current liabilities	60,426	(3,082)		57,344
Long-term pension liabilities	108,146	—		108,146
Other post-employment benefits	2,923	—		2,923
Other liabilities	3,358	—		3,358
Shareholders’ equity:
Preferred stock, $.01 par value; Authorized 2,000,000 shares; none issued	—	—		—
Common stock, $.01 par value; Authorized 125,000,000 shares
Series A: issued 19,918,393 shares	199	—		199
Series B: issued 2,399,676 shares	24	—		24
Treasury stock, Series A, at cost; 432,283 shares held	(2,636)	—		(2,636)
Additional paid-in capital	496,782	—		496,782
Accumulated other comprehensive loss	(72,796)	—		(72,796)
Accumulated deficit	(325,931)	10,274	(e)	(315,657)
Total shareholders’ equity attributable to A. H. Belo Corporation	95,642	10,274		105,916
Noncontrolling interests	79	—		79
Total shareholders’ equity	95,721	10,274		105,995
Total liabilities and shareholders’ equity	$270,574	$7,192		$277,766
See notes to the pro forma condensed consolidated financial statements.

A. H. Belo Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations

	Twelve Months Ended December 31, 2012
In thousands, except share and per share amounts (unaudited)	Historical	Pro Forma Adjustments		Pro Forma
Net Operating Revenue
Advertising and marketing services	$258,223	$(42,115)	(f)	$216,108
Circulation	136,506	(13,282)	(f)	123,224
Printing and distribution	45,317	(9,959)	(f)	35,358
Total net operating revenue	440,046	(65,356)		374,690
Operating Costs and Expense
Salaries, wages and employee benefits	177,070	(24,547)	(f)	152,523
Other production, distribution and operating costs	167,132	(27,566)	(f)	139,566
Newsprint, ink and other supplies	61,315	(11,914)	(f)	49,401
Depreciation	27,478	(6,077)	(f) (h)	21,401
Amortization	5,239	(866)	(f)	4,373
Asset impairments	2,444	(2,444)	(i)	—
Total operating costs and expense	440,678	(73,414)		367,264
Net income (loss) from operations	(632)	8,058		7,426
Other Income (Expense), Net
Other income, net	3,413	(33)	(f)	3,380
Interest expense	(630)	1	(f)	(629)
Total other income (expense), net	2,783	(32)		2,751
Income (Loss) from Continuing Operations Before Income Taxes	2,151	8,026		10,177
Income tax expense	1,732	72	(g)	1,804
Net Income (Loss) from Continuing Operations	419	7,954		8,373
Net loss from continuing operations attributable to noncontrolling interests	(107)	—		(107)
Net Income (Loss) from Continuing Operations Attributable to A. H. Belo Corporation	$526	$7,954		$8,480

Per Share Basis from Continuing Operations
Net income from continuing operations attributable to A. H. Belo Corporation
Basic and Diluted	$0.01			$0.37
Weighted average shares outstanding
Basic and Diluted	21,947,981			21,947,981
Diluted	22,065,856			22,065,856
See notes to the pro forma condensed consolidated financial statements.

A. H. Belo Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations

	Twelve Months Ended December 31, 2011
In thousands, except share and per share amounts (unaudited)	Historical	Pro Forma Adjustments		Pro Forma
Net Operating Revenue
Advertising and marketing services	$282,621	$(45,560)	(f)	$237,061
Circulation	139,892	(13,602)	(f)	126,290
Printing and distribution	38,990	(8,145)	(f)	30,845
Total net operating revenue	461,503	(67,307)		394,196
Operating Costs and Expense
Salaries, wages and employee benefits	187,738	(26,864)	(f)	160,874
Other production, distribution and operating costs	174,942	(28,106)	(f)	146,836
Newsprint, ink and other supplies	60,081	(11,391)	(f)	48,690
Depreciation	30,427	(5,577)	(f) (h)	24,850
Amortization	5,239	(866)	(f)	4,373
Asset impairments	6,500	(5,628)	(i)	872
Pension plan withdrawal	1,988	—		1,988
Total operating costs and expense	466,915	(78,432)		388,483
Net income (loss) from operations	(5,412)	11,125		5,713
Other Income (Expense), Net
Other income, net	159	(453)	(f)	(294)
Interest expense	(669)	1	(f)	(668)
Total other income (expense), net	(510)	(452)		(962)
Income (Loss) from Continuing Operations Before Income Taxes	(5,922)	10,673		4,751
Income tax expense (benefit)	5,011	96	(g)	5,107
Net Loss from Continuing Operations	$(10,933)	$10,577		$(356)

Per Share Basis from Continuing Operations
Net loss from continuing operations attributable to A. H. Belo Corporation
Basic and Diluted	$(0.51)			$(0.03)
Weighted average shares outstanding
Basic and Diluted	21,495,814			21,495,814
See notes to the pro forma condensed consolidated financial statements.

A. H. Belo Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations

	Twelve Months Ended December 31, 2010
In thousands, except share and per share amounts (unaudited)	Historical	Pro Forma Adjustments		Pro Forma
Net Operating Revenue
Advertising and marketing services	$310,309	$(51,461)	(f)	$258,848
Circulation	141,091	(13,963)	(f)	127,128
Printing and distribution	35,908	(7,986)	(f)	27,922
Total net operating revenue	487,308	(73,410)		413,898
Operating Costs and Expense
Salaries, wages and employee benefits	212,998	(29,272)	(f)	183,726
Other production, distribution and operating costs	183,017	(33,466)	(f)	149,551
Newsprint, ink and other supplies	55,472	(10,888)	(f)	44,584
Depreciation	32,902	(6,215)	(f) (h)	26,687
Amortization	5,238	(866)	(f)	4,372
Asset impairments	3,404	—		3,404
Pension plan withdrawal	132,346	—		132,346
Total operating costs and expense	625,377	(80,707)		544,670
Net loss from operations	(138,069)	7,297		(130,772)
Other Income (Expense), Net
Other income, net	7,067	(93)	(f)	6,974
Interest expense	(808)	—		(808)
Total other income (expense), net	6,259	(93)		6,166
Loss from Continuing Operations Before Income Taxes	(131,810)	7,204		(124,606)
Income tax benefit	(7,575)	3,203	(g)	(4,372)
Net Loss from Continuing Operations	$(124,235)	$4,001		$(120,234)

Per Share Basis from Continuing Operations
Net loss from continuing operations attributable to A. H. Belo Corporation
Basic and Diluted	$(5.92)			$(5.73)
Weighted average shares outstanding
Basic and Diluted	20,992,424			20,992,424
See notes to the pro forma condensed consolidated financial statements.

A. H. Belo Corporation and Subsidiaries
Notes to Unaudited Pro Forma Condensed Financial Statements
(all amounts are presented in thousands)

Pro Forma Condensed Consolidated Balance Sheet

(a)
The cash adjustment amount consists of gross proceeds of $27,250 received from the sale of The Press‑Enterprise on November 21, 2013. This amount is reduced by approximately $1,711 for the minimum working capital adjustment and for liabilities requiring payment at closing.

(b)	The eliminated assets/liabilities of discontinued operations are related to the sale of of The Press‑Enterprise to Freedom Communications Holdings, Inc. on November 21, 2013.

(c)	Deferred income tax assets were not effected by the sale of The Press‑Enterprise as all tax assets were fully reserved.

(d)	Other accrued expense adjustment includes $4,071 for estimated exit costs related to the sale of The Press‑Enterprise.

(e)	Stockholders’ equity was adjusted as a result of adjustments (a) through (d).
Pro Forma Condensed Consolidated Statement of Operations

(f)
The revenues and expenses eliminated are related to the November 21, 2013, sale of The Press‑Enterprise to Freedom Communications Holdings, Inc. Additionally, adjustments include revenues and expenses related to press equipment sold to Freedom Communications, Inc. on July 8, 2013, and a five-story office building and certain furniture, fixtures and equipment sold to the County of Riverside on July 17, 2013, detailed in (h) and (i) below.

(g)
Adjustment represents the tax effect of pro forma adjustments to income before income taxes based on the applicable statutory rate. The effective tax rate of the Company could be different depending on activities subsequent to the disposition.

(h)	Adjustments include depreciation expense related to the sale of The Press‑Enterprise as follows:

	Twelve Months Ended
	December 31, 2012	December 31, 2011	December 31, 2010
Press equipment	$200	$200	$200
Five-story office building	1,156	1,820	1,820
The Press-Enterprise	4,721	3,557	4,195
Total depreciation expense	$6,077	$5,577	$6,215

(i)
Impairment adjustments include $2,310 which are related to the press equipment for the year ended December 31, 2012, and $5,540 which are related to the five-story office building for the year ended December 31, 2011.